ANNUITIES | VARIABLE                                           [LOGO OF MetLife]

FOR USE IN NY

PREFERENCE PREMIER(R)

NEW YORK VARIABLE ANNUITY APPLICATION PACKAGE

GENERAL INSTRUCTIONS

.. Every page within this package must be considered when applying for a Preference Premier(R) Variable Annuity. Please complete each applicable section and obtain all required signatures.

.. Supplemental and Client Forms are not included in this Application Package.
  Certain forms may be found in the Preference Premier(R) Client and Supplemental Packages. Use the eForms Annuities wizard to obtain all forms you may need.

--------------------------------------------------------------------------------
WHAT CUSTOMERS SHOULD KNOW

.. IDENTIFICATION VERIFICATION
  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

.. WHAT THIS MEANS FOR YOU
  When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

  FINRA (FINANCIAL INDUSTRY REGULATORY AUTHORITY) Regulation has a public disclosure program that provides investors with information regarding FINRA member firms and registered representatives. The hotline number for the public disclosure program is 800-289-9999 or you may go the FINRA website at www.finra.org. An investor brochure that includes information describing the public disclosure program may be obtained from the FINRA.

MPP-APP-PACK-NY (05/16) Fs

--------------------------------------------------------------------------------
WHAT PRODUCERS SHOULD KNOW
.. Please complete all sections accurately. Corrections to the application may require client or producers initials.

SECTION 1: OWNER INFORMATION & SECTION 3: PRIMARY AND CONTINGENT
BENEFICIARY(IES)
.. Ownership by a corporation is not permitted with this product.
.. Trust ownership is permitted ONLY where the trust is for the benefit of a natural person.
.. For Decedent IRA or Non-qualified Decedent contracts, the owner should be listed as follows:

First Name                      Middle Name            Last Name
NAME OF LIVING PERSON           BENEFICIARY OF         NAME OF DECEASED PERSON
--------------------------------------------------------------------------------

ALL REMAINING OWNER INFORMATION (I.E. ADDRESS, DATE OF BIRTH, SOCIAL SECURITY NUMBER, ETC) IS FOR THE LIVING PERSON. THE OWNER (I.E. LIVING PERSON) MUST BE THE ANNUITANT ON DECEDENT CONTRACTS.
.. Federal law states if an individual (I.E. OWNER OR BENEFICIARY) with special needs has assets over $2,000, they may lose eligibility for government benefits.
.. For Trust-owned contracts, Beneficiaries are paid upon the death of the annuitant.
.. If the primary Beneficiaries predecease the Owner, the contingent
  Beneficiaries will be paid.

SECTION 8: INITIAL PURCHASE PAYMENT AMOUNT
SOURCE OF FUNDS:
.. Use Pension Assets as the source of funds when the account is one of the following: 401a, 401k, 457, Keogh Plan, PensionPlan, Profit Sharing Plan, Defined Benefit/Contribution Plan. Do NOT use Pension Assets for 403(b) or 403(b)(7) accounts.You should use Annuity or Mutual Fund as appropriate.
.. Use Otheras source of funds if the contract is to be funded in full or in part with monies from a reverse mortgage or homeequity loan.

DELIVERY METHOD:
.. Payment with Application includes applications submitted with a paper check. .. Transfer paperwork with Application includes applications submitted with transfer/roll-over/1035 Exchange request forms.
.. Electronic Payment includes applications submitted with the Electronic Payment
  Account Agreement (I.E. MIDA$ FORM).
.. Applications with no evidence of funding should be returned to the client until a check, transfer request form or Electronic Payment Account Agreement is received.
.. Any other methods of delivery (E.G., PAYROLL DEDUCTION) may not be used with this product.

DETAILS FOR INCOMING FUNDS:
.. Tax Year will default to the current year when a Tax Year is not specified for
  IRA Contributions.
.. Tax Markets: SEP and SIMPLE tax markets are NOT available with this product.
  The MFFS (METLIFE FINANCIAL FREEDOM SELECT) annuity product is available for these markets on a limited basis, subject to prior underwriting approval.
--------------------------------------------------------------------------------
.. REQUIRED INFORMATION (ADMINISTRATIVE PAGES OF THE APPLICATION)

SECTION 3: PURCHASE PAYMENT ALLOCATION
.. For Allocation Table B, no more than 18 funding options can be selected for the initial purchase payment.

SECTION 5: REPLACEMENT AND TRANSFER
.. If your initial purchase payment is from proceeds from a variable annuity issued by a MetLife Company that are directlyexchanged into this Preference Premier variable annuity, that purchase payment may not be subject to a withdrawal charge.However, subsequent purchase payments are subject to normal withdrawal charges applicable to the Class applied for.

SECTION 6: PROPOSED OWNER CERTIFICATION AND SIGNATURES
.. Producer Rationale section must be completed for all applications. If a replacement and/or mutual fund transfer is involved,please provide additional explanation on the specific transaction.
.. Documents and Disclosure Forms Certification should be completed for all sales. Mark YES for those forms that are applicable to the purchase AND that are left with the client. Any forms NOT APPLICABLE to the purchase should be marked NA.

MPP-APP-PACK-NY (05/16) Fs

ANNUITIES                                                      [LOGO OF MetLife]

APPLICATION FOR INDIVIDUAL VARIABLE ANNUITY
PREFERENCE PREMIER(R)

Metropolitan Life Insurance Company
("METLIFE")
200 Park Avenue
New York, NY 10166-0188              Contract Number (IF ASSIGNED) _____________

--------------------------------------------------------------------------------

THINGS TO KNOW BEFORE YOU BEGIN

.. ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE
  VARIABLE, MAY INCREASE OR DECREASE, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

--------------------------------------------------------------------------------

SECTION 1: OWNER INFORMATION
.. The Owner will be the Annuitant unless Section 2: Annuitant information is completed.
.. The Owner and Annuitant must be the same person for all IRA plan types.
.. Please complete either the individual or entity name fields(s) as applicable. .. If the Owner is a Trust, complete the Trustee Certification form.
.. Correspondence is sent to the Owner.

First name                           Middle name                       Last name

-------------------------------------------------------------------------------------------------------------------------
Entity name (IF APPLICABLE)

-------------------------------------------------------------------------------------------------------------------------
Permanent street address                        City                               State        Zip

-------------------------------------------------------------------------------------------------------------------------
Social Security number/Tax ID number         [_] Male   Date of birth/Date of Trust     Phone number
                                             [_] Female
-------------------------------------------------------------------------------------------------------------------------
Form of ID: [_] U.S. Driver's License  [_] Passport   Country of legal residence      Country of citizenship
            [_] Government Issued Photo ID
-------------------------------------------------------------------------------------------------------------------------
Issuer of ID                ID number                     ID issue date (IF ANY)             ID expiration date

-------------------------------------------------------------------------------------------------------------------------
Owner employed?        Name of employer                           Position/Title
[_] Yes  [_] No
-------------------------------------------------------------------------------------------------------------------------
Employer street address                             Employer city               Employer state        Employer zip

-------------------------------------------------------------------------------------------------------------------------
[LOGO] Are you or an immediate family member associated with a FINRA member firm?  [_] Yes  [_] No

                                                 [BAR CODE]                                                  Application
                                                                                                             page 1 of 7
MPP-APP-NY (05/15)                                                                                      MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
.. OPTIONAL: JOINT OWNER INFORMATION (NON-QUALIFIED ONLY)

First name                           Middle name                       Last name

-------------------------------------------------------------------------------------------------------------------------
Permanent street address ([_] SAME AS OWNER)                 City                               State        Zip

-------------------------------------------------------------------------------------------------------------------------
Social Security number                       [_] Male   Date of birth                           Phone number
                                             [_] Female
-------------------------------------------------------------------------------------------------------------------------
Relationship to Owner                                      Form of ID: [_] U.S. Driver's License   [_] Passport
                                                                       [_] Government Issued Photo ID
-------------------------------------------------------------------------------------------------------------------------
Country of legal residence                          Country of citizenship

-------------------------------------------------------------------------------------------------------------------------
Issuer of ID                ID number                     ID issue date (IF ANY)             ID expiration date

-------------------------------------------------------------------------------------------------------------------------
Owner employed?        Name of employer                           Position/Title
[_] Yes  [_] No
-------------------------------------------------------------------------------------------------------------------------
Employer street address                             Employer city               Employer state        Employer zip

-------------------------------------------------------------------------------------------------------------------------
[LOGO] Are you or an immediate family member associated with a FINRA member firm?  [_] Yes  [_] No

--------------------------------------------------------------------------------
SECTION 2: ANNUITANT INFORMATION
.. Annuitant will be the Owner unless the Owner is a non-natural entity.
.. For all IRA Tax Market selections, the Annuitant must be the Owner.

First name                           Middle name                       Last name

-------------------------------------------------------------------------------------------------------------------------
Permanent street address:
([_] SAME AS OWNER [_] SAME AS JOINT OWNER)    City                                 State        Zip

-------------------------------------------------------------------------------------------------------------------------
Social Security number      Date of birth     Primary phone number   [_] Male     Relationship to Owner(s)
                                                                     [_] Female

-------------------------------------------------------------------------------------------------------------------------

                                                 [BAR CODE]                                                  Application
                                                                                                             page 2 of 7
MPP-APP-NY (05/15)                                                                                     MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
SECTION 3: PRIMARY AND CONTINGENT BENEFICIARY(IES)
.. If more than four beneficiaries are named, attach a signed and dated separate sheet.
.. Either relationship to Owner or Social Security Number (SSN) must be provided for all beneficiaries named.
.. The death benefit will be payable to your estate if no designated beneficiary survives you or if you do not designate a beneficiary.
.. If Joint Owners are named, upon the death of either Joint Owner, the surviving
  Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.
.. Primary and contingent beneficiary proceeds must each total 100% and can be designated up to 2 decimal places (E.G. 33.34%, 33.33%, 33.33%).

PRIMARY BENEFICIARY:
First name (ENTITY NAME, IF APPLICABLE)   Middle initial                    Last name                                     % OF
                                                                                                                          PROCEEDS
-------------------------------------------------------------------------------------------------------------------------
Permanent street address                                     City                               State        Zip

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  Social Security
Phone number          Date of birth/Date of Trust         Relationship to Owner                   number/Tax ID number
------------------------------------------------------------------------------------------------------------------------- ----------

[_] PRIMARY   [_] CONTINGENT
First name (ENTITY NAME, IF APPLICABLE)   Middle initial                    Last name                                     % OF
                                                                                                                          PROCEEDS
-------------------------------------------------------------------------------------------------------------------------
Permanent street address                                     City                               State        Zip

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  Social Security
Phone number          Date of birth/Date of Trust         Relationship to Owner(s)                number/Tax ID number
------------------------------------------------------------------------------------------------------------------------- ----------

[_] PRIMARY   [_] CONTINGENT
First name (ENTITY NAME, IF APPLICABLE)   Middle initial                    Last name                                     % OF
                                                                                                                          PROCEEDS
-------------------------------------------------------------------------------------------------------------------------
Permanent street address                                     City                               State        Zip

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  Social Security
Phone number          Date of birth/Date of Trust         Relationship to Owner(s)                number/Tax ID number
------------------------------------------------------------------------------------------------------------------------- ----------

[_] PRIMARY   [_] CONTINGENT
First name (ENTITY NAME, IF APPLICABLE)   Middle initial                    Last name                                     % OF
                                                                                                                          PROCEEDS
-------------------------------------------------------------------------------------------------------------------------
Permanent street address                                     City                               State        Zip

-------------------------------------------------------------------------------------------------------------------------
                                                                                                  Social Security
Phone number          Date of birth/Date of Trust         Relationship to Owner(s)                number/Tax ID number
------------------------------------------------------------------------------------------------------------------------- ----------

                                                 [BAR CODE]                                                  Application
                                                                                                             page 3 of 7
MPP-APP-NY (05/15)                                                                                     MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
SECTION 4: CLASS SELECTION (CHECK ONLY ONE)
.. If B Plus Class is chosen, provide the Bonus Disclosure Form.
[_] B Class  [_] R Class  [_] B Plus Class  [_] L Class  [_] C Class

--------------------------------------------------------------------------------
SECTION 5: TAX MARKET (CHECK ONLY ONE)
.. If Non-Qualified Decedent or Decedent IRA is chosen, compete appropriate
  Inherited Election Form.
[_] Non-Qualified  [_] Traditional IRA  [_] Roth IRA  [_] Decedent IRA
[_] Non-Qualified Decedent

--------------------------------------------------------------------------------
SECTION 6: BENEFIT RIDERS
.. Available at time of application only.
.. There are additional charges for optional riders listed below.

.. OPTIONAL: LIVING BENEFIT RIDERS
  . Only one of the following riders may be elected.
  . Living benefit riders are not available with non-qualified Decedent contracts.
  . Guaranteed Withdrawal Benefit is the only Living Benefit Rider available with Decedent IRA contracts.

    GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE (GLWB))
    [_] FlexChoice Level  [_] FlexChoice Expedite

    GUARANTEED WITHDRAWAL BENEFIT (GWB)
    [_] GWB v1

.. OPTIONAL: DEATH BENEFIT RIDERS
  . If no selection is made, the Standard Death Benefit will be provided at no additional charge.

    ANNUAL STEP UP DEATH BENEFIT (ANNUAL STEP-UP)
    [_] Annual Step-Up

--------------------------------------------------------------------------------
SECTION 7: REPLACEMENTS (MUST BE COMPLETED)

Do you have any existing life insurance or annuity contracts?                                     [_] Yes  [_] No

Is it your intent to replace or change one or more existing annuity or life insurance contracts?  [_] Yes  [_] No

IF "YES" TO EITHER, ENSURE THAT ANY APPLICATION DISCLOSURE AND REPLACEMENT FORMS ARE ATTACHED.
REPLACEMENT INCLUDES ANY SURRENDER, LOAN, WITHDRAWAL, LAPSE, REDUCTION IN OR REDIRECTION OF
PAYMENTS ON AN ANNUITY OR LIFE INSURANCE CONTRACT IN CONNECTION WITH THIS APPLICATION.

                                                 [BAR CODE]                                           Application
                                                                                                      page 4 of 7
MPP-APP-NY (05/15)                                                                              MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
SECTION 8: INITIAL PURCHASE PAYMENT AMOUNT (COMPLETE ALL THAT APPLY FOR EACH PURCHASE PAYMENT TYPE)

SOURCE OF FUNDS:
.. Enter the appropriate letter from the sources listed below in the Details box of the Payment Chart.
.. If Money Market or Brokerage Account funds were held in an Annuity or Mutual
  Fund within the last 6 months, enter Annuity or Mutual Fund as source.

A) Annuity (INCLUDING 403(B))                F) Life Insurance                           K) Real Estate
B) Bonds                                     G) Loan                                     L) Savings
C) Certificate of Deposit                    H) Money Market Account                     M) Stocks
D) Discretionary Income (SALARY/BONUS)       I) Mutual Fund (INCLUDING 403(B)(7))        N) Other
E) Endowment                                 J) Pension Assets

--------------------------------------------------------------------------------
TAX MARKET OF FUNDS:
.. Enter the appropriate number from the tax markets listed below in the Details box of the Payment Chart.

1) Qualified Plan (401(a), 401(k), Keogh,    3) Roth IRA                                 6) Non-Qualified
   Pension Plan, etc.) (ROLLOVER)            4) SIMPLE IRA                               7) NQ Stretch/Decedent
2) Traditional IRA, SEP IRA, SAR-SEP IRA     5) 403(a), 403(b), 403(b)(7) (ROLLOVER)     8) Stretch/Decedent IRA

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
     PAYMENT TYPE              DELIVERY METHOD                                          DETAILS
----------------------------------------------------------------------------------------------------------------------------
1    [_] Transfer              [_] Payment with           AMOUNT $ _________________________________________________________
                                   Application
     [_] Rollover                                         Source of Funds: _____________ Source (IF OTHER): ________________
                               [_] Transfer paperwork     If Source is TCA (TOTAL CONTROL ACCOUNT), what funded the
     [_] 1035 Exchange             with application       account: _________________________________________________________

     [_] Contribution/         [_] Electronic Payment     Tax market of source fund: _______________________________________
         Payment                                          For IRA Contributions: Tax Year  _________________________________
                                                          If Source is Endowment: Maturity Date ____________________________
----------------------------------------------------------------------------------------------------------------------------
2    [_] Transfer              [_] Payment with           AMOUNT $ _________________________________________________________
                                   Application
     [_] Rollover                                         Source of Funds: _____________ Source (IF OTHER): ________________
                               [_] Transfer paperwork
     [_] 1035 Exchange             with application       If Source is TCA (TOTAL CONTROL ACCOUNT), what funded the
                                                          account: _________________________________________________________
     [_] Contribution/         [_] Electronic Payment
         Payment                                          Tax market of source fund: _______________________________________
                                                          For IRA Contributions: Tax Year __________________________________
                                                          If Source is Endowment: Maturity Date ____________________________
----------------------------------------------------------------------------------------------------------------------------
3    [_] Transfer              [_] Payment with           AMOUNT $ _________________________________________________________
                                   Application
     [_] Rollover                                         Source of Funds: _____________ Source (IF OTHER): ________________
                               [_] Transfer paperwork
     [_] 1035 Exchange             with application       If Source is TCA (TOTAL CONTROL ACCOUNT), what funded the
                                                          account: _________________________________________________________
     [_] Contribution/         [_] Electronic Payment
         Payment                                          Tax market of source fund: _______________________________________
                                                          For IRA Contributions: Tax Year __________________________________
                                                          If Source is Endowment: Maturity Date ____________________________

                                                 [BAR CODE]                                           Application
                                                                                                      page 5 of 7
MPP-APP-NY (05/15)                                                                              MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
SECTION 9: ACKNOWLEDGEMENT AND SIGNATURES

By signing below, I (we) acknowledge the following:
.. hereby represent my/our answers to the above questions to be correct and true to the best of my/our knowledge and belief.
.. have received the current prospectus for the Preference Premier and all required underlying fund prospectuses.
.. understand that there is no additional tax benefit obtained by funding an IRA with a variable annuity.
.. acknowledge that MetLife does not provide legal or tax advice and does not guarantee the intended tax treatment of the annuity or any riders thereto. I/We have been informed about the tax uncertainties stated above or elsewhere in this application, and it has also been recommended to me/us that I/we consult my/our own tax advisor or tax attorney prior to the purchase of the annuity or any riders thereto.
.. understand that I/we should notify Metropolitan Life Insurance Company if any information contained in this application should change.
.. certify that the Class Selection and Optional Rider(s) meet(s) the needs of my/our current investment objectives and risk tolerance.

LOCATION WHERE THE APPLICATION IS SIGNED:

City                                                                     State

--------------------------------------------------------------------------------------------------
Signature and title of Owner (ANNUITANT UNLESS OTHERWISE NOTED)          Date (MM/DD/YYYY)

--------------------------------------------------------------------------------------------------
Signature of Joint Owner                                                 Date (MM/DD/YYYY)

--------------------------------------------------------------------------------------------------
Signature of Annuitant (IF DIFFERENT THAN THE OWNER)                     Date (MM/DD/YYYY)

--------------------------------------------------------------------------------------------------

                                                 [BAR CODE]                                 Application
                                                                                            page 6 of 7
MPP-APP-NY (05/15)                                                                    MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
SECTION 10: REPRESENTATIVE INFORMATION

By signing below, I certify that:
.. All answers are correct to the best of my knowledge.
.. I have delivered a current Preference Premier variable annuity prospectus and all required underlying fund prospectuses and reviewed the financial situation of the Proposed Owner as disclosed, and believe that a multifunded annuity contract would be suitable.
.. I am properly FINRA(FINANCIAL INDUSTRY REGULATORY AUTHORITY) registered and licensed in the state where the Proposed Owner signed this application.

Does the Owner have existing life insurance policies or annuity contracts?                     [_] Yes  [_] No

Does the applicant intend to replace, discontinue, or change any existing policy or contract?  [_] Yes  [_] No

IF "YES" TO EITHER, ENSURE THAT ANY APPLICABLE DISCLOSURE AND REPLACEMENT FORMS ARE ATTACHED.

Signature of Primary Representative                                      Date (MM/DD/YYYY)

--------------------------------------------------------------------------------------------------
Representative - First name      Middle name              Last name

--------------------------------------------------------------------------------------------------
State license ID number                   Business phone number

--------------------------------------------------------------------------------------------------

                                [BAR CODE]                           Application
                                                                     page 7 of 7
MPP-APP-NY (05/15)                                             MPP-NY (05/16) Fs

METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")             [LOGO] The following pages
200 Park Avenue, New York, NY 10166-0188                           MUST be completed or
REQUIRED INFORMATION - SUPPLEMENTAL APPLICATION                    this application will not be
This is the supplemental portion of the application.               processed.

--------------------------------------------------------------------------------

SECTION 1: AUTOMATED INVESTMENT STRATEGY
.. Only one of the following programs may be elected.
.. These programs will be terminated upon notice to MetLife of your death.

..  OPTIONAL: REBALANCER(R)
  . Only one frequency can be selected.
  . Quarterly rebalancing is automatic if FlexChoice Level or FlexChoice
    Expedite living benefit riders are elected.
    [_] Monthly    [_] Quarterly    [_] Semiannually    [_] Annually

.. OPTIONAL: INDEX SELECTOR(R)
  . Only one model can be selected.
  . Not available if FlexChoice Level, FlexChoice Expedite, or GWB v1 riders are elected.
  [_] Conservative  [_] Conservative to Moderate  [_] Moderate
  [_] Moderate to Aggressive  [_] Aggressive

--------------------------------------------------------------------------------

SECTION 2: DOLLAR COST AVERAGING (DCA)/ENHANCED DOLLAR COST AVERAGING (EDCA) PROGRAMS

.. Only one of the following programs may be elected.
.. If you terminate a program, or a program is terminated on account of notice of your death, we will treat the termination as your request to transfer any remaining monies to the Investment Divisions in accordance with the percentages you have chosen prior to termination or death notification (UNLESS YOU HAVE SPECIFIED OTHERWISE).

.. OPTIONAL: EQUITY GENERATOR(R)
  . Not available with the C Class or with any Living Benefit Rider.
  . Not available if FlexChoice Level, FlexChoice Expedite, or GWB v1 riders are elected.
  . Your target allocations will match the Purchase Payment Allocation/DCA
    Target Allocation Instructions in SECTION 3, excluding the Fixed Account.

    Percentage to be allocated: _________%

.. OPTIONAL: ALLOCATOR/SM/
  . Not available with the C Class or with any Living Benefit Rider.
  . Not available if FlexChoice Level, FlexChoice Expedite, or GWB v1 riders are elected.
  . Not available with Index Selector.
  . Your target allocations will match the Purchase Payment Allocation/DCA target Allocation Instructions in SECTION 3, excluding the Fixed Account.
    1. Percentage to be allocated: ______%
    2. Amount to Transfer from Fixed Account $_______
    3. Transfer time (CHOOSE ONLY ONE):
       [_] As long as there is money in the Fixed Account
       [_] Specific number of months:____ (E.G. 12, 24 ETC.)

.. OPTIONAL: EDCA PROGRAM
  . EDCA must total 100% when Rebalancer is elected.
  . $10,000 minimum
  . Not available with B Plus Class or C Class
  . If choosing an EDCA Program, your target allocations will match the Purchase
    Payment Allocation/EDCA Target Allocation Instructions in SECTION 3, excluding the Fixed Account.
  . If FlexChoice Level or FlexChoice Expedite living benefit riders are elected
    AND an EDCA program is elected, 100% of funds will be allocated to the selected EDCA program.

    Choose one of the following:

    [_] 6-Month ________% [_] 12-Month ________%

                                   [BAR CODE]                 Admin page 1 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
SECTION 3: PURCHASE PAYMENT ALLOCATION
.. Allocations must be whole percentages and equal 100%. No decimals or fractions.
.. The Protected Growth Strategy Portfolios are designed to reduce volatility of returns. Although you may have less risk from market downturns, you may also have less opportunity to benefit from market gains.
.. Use Allocation Table A when FlexChoice Level or FlexChoice Expedite are elected.
.. Use Allocation Table B when GWB v1 is elected. The Fixed Account or money market funding options are not available. Please review the GWB Disclosure document carefully for additional information.
.. Use Allocation Table C if FlexChoice Level, FlexChoice Expedite, or GWB v1 riders are not elected.


                ALLOCATION TABLE A                                      ALLOCATION TABLE B
   (CHOOSE FROM THE FOLLOWING FUNDING OPTIONS)             (CHOOSE FROM THE FOLLOWING FUNDING OPTIONS)
        PURCHASE PAYMENT ALLOCATION AND/OR                      PURCHASE PAYMENT ALLOCATION AND/OR
     EDCA/DCA TARGET ALLOCATION INSTRUCTIONS                    EDCA TARGET ALLOCATION INSTRUCTIONS
                   PLATFORM 1:                              Barclays Aggregate Bond Index Portfolio           %
   You must allocate at least 80% of your purchase          Pyramis(R) Government Income Portfolio            %
           payment to these portfolios:                           PROTECTED GROWTH STRATEGY PORTFOLIOS
Barclays Aggregate Bond Index Portfolio                 %   AB Global Dynamic Allocation Portfolio            %
Pyramis(R) Government Income Portfolio                  %   Allianz Global Investors Dynamic Multi-Asset
       PROTECTED GROWTH STRATEGY PORTFOLIOS                 Plus Portfolio                                    %
AB Global Dynamic Allocation Portfolio                  %   AQR Global Risk Balanced Portfolio                %
Allianz Global Investors Dynamic Multi-Asset Plus       %   BlackRock Global Tactical Strategies Portfolio    %
Portfolio                                                   Invesco Balanced-Risk Allocation Portfolio        %
AQR Global Risk Balanced Portfolio                      %   JPMorgan Global Active Allocation Portfolio       %
BlackRock Global Tactical Strategies Portfolio          %   MetLife Balanced Plus Portfolio                   %
Invesco Balanced-Risk Allocation Portfolio              %   MetLife Multi-Index Targeted Risk Portfolio       %
JPMorgan Global Active Allocation Portfolio             %   PanAgora Global Diversified Risk Portfolio        %
MetLife Balanced Plus Portfolio                         %   Pyramis(R) Managed Risk Portfolio                 %
MetLife Multi-Index Targeted Risk Portfolio             %   Schroders Global Multi-Asset Portfolio            %
PanAgora Global Diversified Risk Portfolio              %                          TOTAL (MUST EQUAL 100%)    %
Pyramis(R) Managed Risk Portfolio                       %
Schroders Global Multi-Asset Portfolio                  %
     PLATFORM 1 SUBTOTAL (MUST EQUAL AT LEAST 80%)      %
                   PLATFORM 2:
You may allocate no more than 20% of your purchase
           payment to these portfolios
MetLife Asset Allocation 20 Portfolio                   %
MetLife Asset Allocation 40 Portfolio                   %
MetLife Asset Allocation 60 Portfolio                   %
American Funds(R) Balanced Allocation Portfolio         %
American Funds(R) Moderate Allocation Portfolio         %
SSGA Growth and Income ETF Portfolio                    %
PLATFORM 2 SUBTOTAL (MAY NOT EXCEED 20%)                %
                 TOTAL PURCHASE PAYMENT ALLOCATION:
          Add subtotals for Platforms 1 and 2 here.     %
                                    MUST EQUAL 100%

                                  [BAR CODE]                  Admin page 2 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

ALLOCATION TABLE C (CHOOSE FROM THE FOLLOWING FUNDING OPTIONS)

------------------------------------------------------------------------------------------------------------------------------
                      PURCHASE PAYMENT ALLOCATION AND/OR EDCA/DCA TARGET ALLOCATION INSTRUCTIONS
------------------------------------------------------------------------------------------------------------------------------
Fixed Account (N/A WITH C CLASS OR WITH ANY LIVING           %    Invesco Small Cap Growth Portfolio                         %
BENEFIT RIDER)                                                    JPMorgan Small Cap Value Portfolio                         %
BlackRock Ultra-Short Term Bond Portfolio (ONLY              %    Loomis Sayles Small Cap Core Portfolio                     %
AVAILABLE WITH C CLASS, OR WITH ANY LIVING BENEFIT RIDER)         Met/Dimensional International Small Company Portfolio      %
Barclays Aggregate Bond Index Portfolio                      %    Neuberger Berman Genesis Portfolio                         %
BlackRock Bond Income Portfolio                              %    Russell 2000(R) Index Portfolio                            %
JPMorgan Core Bond Portfolio                                 %    T. Rowe Price Small Cap Growth Portfolio                   %
Met/Franklin Low Duration Total Return Portfolio             %    Clarion Global Real Estate Portfolio                       %
PIMCO Inflation Protected Bond Portfolio                     %    Met/Aberdeen Emerging Markets Equity Portfolio             %
PIMCO Total Return Portfolio                                 %         CHOOSE ONLY 1 FUND FROM THE FOLLOWING 4 FUNDS
Pyramis(R) Government Income Portfolio                       %    MetLife Asset Allocation 20 Portfolio                      %
Western Asset Management U.S. Government Portfolio           %    MetLife Asset Allocation 40 Portfolio                      %
Met/Eaton Vance Floating Rate Portfolio                      %    MetLife Asset Allocation 60 Portfolio                      %
American Funds(R) Growth Portfolio                           %    MetLife Asset Allocation 80 Portfolio                      %
American Funds Growth-Income Fund                            %         CHOOSE ONLY 1 FUND FROM THE FOLLOWING 4 FUNDS
BlackRock Capital Appreciation Portfolio                     %    MetLife Asset Allocation 100 Portfolio                     %
BlackRock Large Cap Value Portfolio                          %    American Funds(R) Moderate Allocation Portfolio            %
ClearBridge Aggressive Growth Portfolio                      %    American Funds(R) Balanced Allocation Portfolio            %
Jennison Growth Portfolio                                    %    American Funds(R) Growth Allocation Portfolio              %
Met/Wellington Core Equity Opportunities Portfolio           %              PROTECTED GROWTH STRATEGY PORTFOLIOS
Met/Wellington Large Cap Research Portfolio                  %    AB Global Dynamic Allocation Portfolio                     %
MetLife Stock Index Portfolio                                %    Allianz Global Investors Dynamic Multi-Asset Plus          %
MFS(R) Value Portfolio                                       %    Portfolio
T. Rowe Price Large Cap Growth Portfolio                     %    AQR Global Risk Balanced Portfolio                         %
Baillie Gifford International Stock Portfolio                %    BlackRock Global Tactical Strategies Portfolio             %
Harris Oakmark International Portfolio                       %    Invesco Balanced-Risk Allocation Portfolio                 %
MFS(R) Research International Portfolio                      %    JPMorgan Global Active Allocation Portfolio                %
MSCI EAFE(R) Index Portfolio                                 %    MetLife Balanced Plus Portfolio                            %
Oppenheimer Global Equity Portfolio                          %    MetLife Multi-Index Targeted Risk Portfolio                %
Frontier Mid Cap Growth Portfolio                            %    PanAgora Global Diversified Risk Portfolio                 %
Invesco Mid Cap Value Portfolio                              %    Pyramis(R) Managed Risk Portfolio                          %
Met/Artisan Mid Cap Value Portfolio                          %    Schroders Global Multi-Asset Portfolio                     %
MetLife Mid Cap Stock Index Portfolio                        %    SSGA Growth and Income ETF Portfolio                       %
Morgan Stanley Mid Cap Growth Portfolio                      %    SSGA Growth ETF Portfolio                                  %
T. Rowe Price Mid Cap Growth Portfolio                       %    Loomis Sayles Global Markets Portfolio                     %
American Funds Global Small Capitalization Fund              %    MFS(R) Total Return Portfolio                              %
                                                                  Western Asset Management Strategic Bond                    %
                                                                  Opportunities Portfolio
                                                                        TOTAL OF BOTH COLUMNS MUST EQUAL 100%                %

                                   [BAR CODE]                 Admin page 3 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
SECTION 4: FINANCIAL DISCLOSURE NOTE: AGGREGATE FOR JOINT ACCOUNTS AS
APPROPRIATE.

1. Current Annual Income: (INCLUDE INCOME FROM ALL SOURCES BEFORE
   TAXES) $________

2. Sum of Annual Expenses: (RECURRING) $________
   (NOTE: INCLUDE IN ANNUAL EXPENSES AMOUNTS SUCH AS RENT, MORTGAGE, LONG-TERM DEBTS, UTILITIES, ALIMONY OR CHILD SUPPORT, ETC.)

3. Liquid Net Worth: $_________
   (NOTE: INCLUDE IN LIQUID NET WORTH THE AMOUNT OF THIS INVESTMENT, CASH (INCLUDING CHECKING, SAVINGS, ETC.), AND ASSETS THAT CAN BE TURNED INTO CASH QUICKLY AND EASILY. EXCLUDE PERSONAL PROPERTY, PERSONAL RESIDENCE, REAL ESTATE, BUSINESS EQUITY, HOME FURNISHINGS, AUTOS AND ASSETS SUBJECT TO SUBSTANTIAL PENALTIES/SALES CHARGES.)

4. Sum of Special Expenses (FUTURE, NON-RECURRING) $_________
   Timeframe for special expenses: within ________ years.
   (NOTE: INCLUDE IN SPECIAL EXPENSES AMOUNTS SUCH AS HOME PURCHASE/REMODELING, CAR PURCHASE OR REPAIRS, EDUCATION, MEDICAL EXPENSES, ETC. IF NO AMOUNT IS PROVIDED, IT WILL BE ASSUMED THAT YOU HAVE NO SPECIAL EXPENSES)

5. Total Existing Assets: (CHOOSE ONE)
   What is the total value of all your existing assets, including investments, real estate, bank accounts, and personal property?
   [_] $0 - $500,000  [_] $500,000 - $1,000,000  [_] $1,000,000 - $5,000,000
   [_] $5,000,000 +

6. What is the total face value of all existing life insurance holdings? $______

7. Number of Dependent(s): _____________
   (INCLUDES SPOUSE, CHILDREN OR OTHER PERSONS LIVING WITH YOU THAT YOU
   SUPPORT.)

8. Tax Bracket: ______________%

INVESTMENT EXPERIENCE AND OBJECTIVES

9. Prior investment experience and current holdings (CHOOSE ALL THAT APPLY AND PROVIDE YEARS OF EXPERIENCE AND CURRENT VALUE, IF ANY. PLEASE AGGREGATE FOR JOINT ACCOUNTS. A BLANK DOLLAR AMOUNT WILL BE ASSUMED TO BE $0.) PLEASE DISCLOSE, AT A MINIMUM, ALL LIQUID NET WORTH HOLDINGS AS STATED ABOVE.

[_] Annuities                     Years_______ $_______  [_]  Bonds                           Years_______ $_______
[_] Certificate of Deposit (CD)   Years_______ $_______  [_]  Exchange Traded                 Years_______ $_______
[_] General/Ltd. Partnerships     Years_______ $_______       Funds/Notes
[_] Life Insurance (CASH VALUE)   Years_______ $_______  [_]  Hedge Funds                     Years_______ $_______
[_] Money Market                  Years_______ $_______  [_]  Margin Experience               Years_______ $_______
[_] Options                       Years_______ $_______  [_]  Mutual Funds                    Years_______ $_______
[_] Reverse Mortgage              Years_______ $_______  [_]  Private Placement               Years_______ $_______
[_] Unit Investment Trusts        Years_______ $_______  [_]  Stocks                          Years_______ $_______
[_] None                                                 [_]  Other (INCLUDE ANY CASH, CASH EQUIVALENTS
                                                              (E.G. CHECKING, SAVINGS, ETC.) AND ANY OTHER
                                                              ASSETS NOT LISTED ABOVE.)____________________________

10. Was the Asset Allocation Questionnaire used?
   (IF "YES," PLEASE SUBMIT A COPY WITH YOUR APPLICATION.) [_] Yes [_] No

   If "Yes," what was the client's overall risk tolerance resulting from the Asset Allocation Questionnaire?
   [_] Conservative [_] Conservative to Moderate [_] Moderate
   [_] Moderate to Aggressive [_] Aggressive

                                   [BAR CODE]                 Admin page 4 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

11. Describe Risk Tolerance for this contract: (CHOOSE ONE)
    [_] Conservative - Generally wants minimal risk by limiting exposure to high-risk investments while still seeking some growth
    [_] Conservative to Moderate - Generally can tolerate some moderate risk in a portion of your investment while allocating a significant amount of your investment in lower risk options
    [_] Moderate - Generally can tolerate some short-term market volatility by balancing higher risk options with lower risk options
    [_] Moderate to Aggressive - Generally comfortable with market volatility in short term but seeks to soften the sharp swings in market value with some lower risk options
    [_] Aggressive - Generally not concerned with extreme price fluctuations in the market and seeks highest growth potential

12. Describe Investment Objective for this contract: (CHOOSE ONE)
    [_] Preservation of Capital - seeks income and stability, with minimal risk
    [_] Income - seeks current income over time
    [_] Growth & Income - seeks capital appreciation over long term combined with current dividend income
    [_] Growth - seeks capital appreciation over long term
    [_] Aggressive Growth - seeks maximum capital appreciation over time by investing in speculative and/or high risk securities

13. Describe Primary Purpose for this contract: (CHOOSE ONE)
    [_] Income - To satisfy income needs in the future through annuitization or withdrawals
    [_] Estate Planning - To transfer wealth to beneficiaries upon death
    [_] Wealth Accumulation - Long term accumulation of value without express desire for "retirement income" or "estate planning"
    [_] Retirement Planning - Long term accumulation of value specifically to meet or supplement income needs upon retirement
    [_] Other: _________________________________________________________________

14. How many years remain before you plan to take a disbursement of more than 10% of the account balance in any year?
    [_] less than 5 years  [_] 5 to 9 years  [_] 10 or more years

15. Do you anticipate making a withdrawal, other than pursuant to a systematic withdrawal plan, before you attain age 59 1/2?
    [_] Yes  [_] No

                                   [BAR CODE]                 Admin page 5 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
SECTION 5: REPLACEMENT AND TRANSFER

.. This section is required to be completed when source of funds is an Annuity contract, Life Insurance or Endowment policy, or Mutual Funds.

Number of years new annuity purchase payment(s) will be subject to Withdrawal
Charges: _______ Starting at: _________% in 1st year.

--------------------------------------------------------------------------------
ANNUITY TO ANNUITY TRANSACTIONS

1. List existing annuity contracts:

    COMPANY                                      ISSUE DATE     WITHDRAWAL    TRANSFER
       #       COMPANY NAME    PRODUCT TYPE*    (MM/DD/YYYY)      CHARGE       AMOUNT
   ---------  --------------  ---------------  --------------  ------------  ----------
       1                                                       $             $
       2                                                       $             $
       3                                                       $             $

   * PRODUCT TYPES: FIXED, EQUITY INDEXED, VARIABLE

2. Is this an internal replacement? [_] Yes  [_] No

3. Were any of the existing Annuity Contracts(s) listed above purchased through your current Representative?

    COMPANY #      YES         NO
   -----------  ---------  ---------
        1          [_]        [_]
        2          [_]        [_]
        3          [_]        [_]

4. FOR VARIABLE ANNUITY TO VARIABLE ANNUITY TRANSACTIONS ONLY: The total fees, expenses and charges of the proposed annuity will be

                      HIGHER than the         THE SAME as the         LOWER than the
     COMPANY #       existing annuity        existing annuity        existing annuity
   -------------  ----------------------  ----------------------  ----------------------
         1                 [_]                      [_]                     [_]
         2                 [_]                      [_]                     [_]
         3                 [_]                      [_]                     [_]

   If the proposed annuity fees are higher or the same - Please explain how the proposed annuity is in the customer's best interest:

   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________

                                   [BAR CODE]                 Admin page 6 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

5. Are there any riders or guarantees with your existing (source) annuity which you are aware of or your representative has informed you of that will be reduced or lost by purchasing or adding payments to the proposed contract?

   IF "YES," THE TABLE BELOW MUST BE COMPLETED AND YOUR REPRESENTATIVE MUST IDENTIFY, IN THE REPRESENTATIVE'S RATIONALE, IN "SECTION 6: PROPOSED OWNER CERTIFICATION AND SIGNATURES", WHAT IS BEING REDUCED OR LOST, WHAT PRODUCT ENHANCEMENTS ARE BEING GAINED, HOW YOU WILL BENEFIT, AND WHY THIS IS SUITABLE.

    COMPANY #      YES         NO
   -----------  ---------  ---------
        1          [_]        [_]
        2          [_]        [_]
        3          [_]        [_]

                   EXISTING GUARANTEES                       BENEFIT BASE/RIDER VALUE
   -----------------------------------------------------   ----------------------------
   [_] Guaranteed Minimum Income Benefit                   $
   [_] Guaranteed Lifetime Withdrawal Benefit              $
   [_] Guaranteed Withdrawal Benefit-non-lifetime          $
   [_] Guaranteed Accumulation Benefit                     $
   [_] Standard Death Benefit*                             $
   [_] Optional Death Benefit or Death Benefit Rider*      $
   [_] Other (SPECIFY ON THE LINES BELOW)                  $

   *IF THE CLIENT IS GIVING UP A STANDARD OR OPTIONAL DEATH BENEFIT OR A DEATH BENEFIT RIDER, THE CLIENT SHOULD CHECK "YES" TO THE QUESTION ABOVE THAT ASKS IF ANY RIDERS OR GUARANTEES ARE BEING LOST AND PROVIDE THE DOLLAR AMOUNT OF THAT BENEFIT IN THE APPROPRIATE FIELD IN THE EXISTING GUARANTEES SECTION ABOVE. THE REPRESENTATIVE SHOULD PROVIDE AN EXPLANATION BELOW.
   _____________________________________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________

   THE REPRESENTATIVE'S RATIONALE, IN SECTION 6: PROPOSED OWNER CERTIFICATION AND SIGNATURES, TO THE EXTENT RELEVANT, SHOULD ALSO EXPLAIN THE DIFFERENCES BETWEEN THE RIDERS ABOVE AND ANY SELECTED RIDERS IN THE PROPOSED CONTRACT, INCLUDING AGE/INVESTMENT LIMITATIONS, PROJECTED INCOME OR WITHDRAWAL AMOUNTS, COSTS, ROLL-UP RATES, STEP-UPS, COMPOUNDING FEATURES, DOLLAR FOR DOLLAR VS. PRO RATA PROVISIONS, OR OTHER CANCELLATION/INCOME/WITHDRAWAL PROVISIONS, OR ANY TIMING CONSIDERATIONS.

6. Have you had, or is your representative aware (BASED ON HIS/HER REVIEW OF YOUR CLIENT FILE AND OTHER COMPANY RECORDS) that you had, any other Deferred or Income Annuity exchanges/replacements (FIXED OR VARIABLE) within the preceding 36 months?
   [_] Yes  [_] No

   IF "YES," FULL DETAILS AND EXPLANATION FOR THE TRANSACTION MUST BE PROVIDED IN "SECTION 6: PROPOSED OWNER CERTIFICATION AND SIGNATURES"

--------------------------------------------------------------------------------
LIFE INSURANCE TO ANNUITY TRANSACTIONS

1. List existing life insurance policies:

    COMPANY                       PRODUCT        ISSUE DATE     WITHDRAWAL    TRANSFER     DEATH
       #       COMPANY NAME        TYPE*        (MM/DD/YYYY)      CHARGE       AMOUNT     BENEFIT
   ---------  --------------  ---------------  --------------  ------------  ----------  ---------
      1                                                        $             $           $
      2                                                        $             $           $
      3                                                        $             $           $

   * PRODUCT TYPES: FIXED, EQUITY INDEXED, VARIABLE

2. Is this an internal replacement?  [_] Yes   [_] No

                                   [BAR CODE]                 Admin page 7 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

3. Were any of the Life Insurance policies listed above purchased through your current Representative?

    COMPANY #      YES         NO
   -----------  ---------  ---------
        1          [_]        [_]
        2          [_]        [_]
        3          [_]        [_]

--------------------------------------------------------------------------------
MUTUAL FUND TO ANNUITY TRANSACTIONS

1. List existing mutual funds:

                                                    LAST PURCHASE             WITHDRAWAL
    COMPANY                                             DATE         SHARE      CHARGE      TRANSFER
       #       COMPANY NAME        FUND NAME         (MM/DD/YYYY)    CLASS      (CDSC)       AMOUNT
   ---------  --------------  -------------------  ---------------  -------  ------------  ----------
      1                                                                         $             $
      2                                                                         $             $
      3                                                                         $             $
      4                                                                         $             $
      5                                                                         $             $
      6                                                                         $             $
      7                                                                         $             $
      8                                                                         $             $
      9                                                                         $             $
      10                                                                        $             $

2. Were any of the existing Mutual Fund(s) listed above purchased through your current Representative?

    COMPANY #      YES         NO
   -----------  ---------  ---------
        1          [_]        [_]
        2          [_]        [_]
        3          [_]        [_]
        4          [_]        [_]
        5          [_]        [_]
        6          [_]        [_]
        7          [_]        [_]
        8          [_]        [_]
        9          [_]        [_]
        10         [_]        [_]

                                   [BAR CODE]                 Admin page 8 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
SECTION 6: PROPOSED OWNER CERTIFICATION AND SIGNATURES

REPRESENTATIVE RATIONALE:
Please explain why the proposed annuity and any riders are appropriate. What primary features and benefits of this product meet the customer's investment needs and objectives? If a replacement and/or mutual fund transfer is involved, please explain why the transaction as a whole is suitable, including why the proposed product is more advantageous for the customer than keeping the existing product(s). Please be sure to address such factors as customer needs, product features and values (INCLUDING RIDERS, DEATH BENEFITS AND BONUSES), fees and charges, including (WHERE APPLICABLE) mortality and expense fees, investment advisor fees, rider and bonus charges, separate account charges, withdrawal/surrender/sales charges and/or penalties on the product(s) funding the proposed variable annuity, and the withdrawal/ surrender charge schedule (AMOUNT AND TIME FRAME) for the proposed product. In addition, please address all "Yes" answers noted in "Section 5: Replacement and Transfer". You may add an extra page if necessary.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------
IS THE PROPOSED OWNER A MEMBER OF THE MILITARY SERVICES OR A      [_] Yes [_] No
DEPENDENT OF A MEMBER OF MILITARY SERVICES? "Member of the military" includes persons in any of the 5 branches of the U.S.
Armed Forces or in the Reserves or in the National Guard.

CLIENT DISCLOSURE FORM CERTIFICATION

.. Producer Instructions: Please mark YES for all forms that are applicable to the purchase and that were left with the client. Mark NA for any forms that are not applicable to the purchase.
.. Owner/Joint Owner - By signing I/we hereby certify I/we have received the documents and disclosure forms checked YES below and understand that any marked NA are not applicable to my/our purchase.

FORM                                                                            DELIVERY/ RECEIPT CONFIRMATION
---------------------------------------------------------------------------     ---------------------------------
Customer Privacy Notice                                                             Yes [_]                No [_]
Making an Informed Decision Disclosure                                              Yes [_]                No [_]
Compensation Disclosure Notice                                                      Yes [_]                No [_]
Replacement and Transfer Disclosure                                                 Yes [_]         No or N/A [_]
IRA Annuity Disclosure                                                              Yes [_]         No or N/A [_]
Automated Investment Strategy and EDCA Program Explanation                          Yes [_]         No or N/A [_]
Enterprise Annuity Transfer Disclosure                                              Yes [_]         No or N/A [_]
Preference Premier Bonus Annuity Disclosure                                         Yes [_]         No or N/A [_]
Important Information for Members of the Military Services and their
Dependents                                                                          Yes [_]         No or N/A [_]
GWB Disclosure                                                                      Yes [_]         No or N/A [_]
FlexChoice - Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider Disclosure         Yes [_]         No or N/A [_]

                                   [BAR CODE]                 Admin page 9 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
By signing below, I further acknowledge the following to the best of my (our) knowledge and belief:

.. I have been informed of various features of the variable annuity including, but not limited to the potential surrender period and surrender charges, availability of cash value, death benefits, potential tax implications if I surrender or annuitize the contract, potential tax penalties for selling or redeeming before reaching the age of 59 1/2, mortality and expense fees, investment division money manager fees, potential charges for and features of riders, limitations on interest returns, guaranteed interest rates, the insurance and investment components, and market risk.

.. The information outlined in "SECTION 4: Financial Disclosure" is accurate, and the answers to the above were accurately recorded.

.. I have reviewed and agree with the information provided in the Producer
  Rationale above.

.. If a Replacement and/or Transfer is involved, I confirm that the information provided in "SECTION 5: Replacement and Transfer" is accurate, and agree that the proposed variable annuity better meets my needs and financial objectives than the existing product(s). In addition, I understand the replacement/transfer may result in a tax consequence to me which I should discuss with my tax advisor.

.. If the application is for a non-qualified annuity contract to be owned by an entity (OTHER THAN A NATURAL PERSON), the Applicant (AUTHORIZED PERSON) represents that the owner is a grantor trust within the meaning of sections 671 et. seq. of the Internal Revenue Code of 1986, as amended, or another entity that is acting as a mere agent for the beneficial ownership by a natural person(s) exclusively.

.. If I elected an optional living benefit rider, by signing below, I confirm receipt of the Volatility Management Strategies Disclosure Statement.

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER,
   AND

2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
   (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

   (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)

3. I AM A U.S. CITIZEN OR OTHER U.S. PERSON, AND

4. I AM NOT SUBJECT TO FATCA REPORTING BECAUSE I AM A U.S. PERSON AND THE ACCOUNT IS LOCATED WITHIN THE UNITED STATES.

   (IF YOU ARE NOT A U.S. CITIZEN OR OTHER U.S. PERSON FOR TAX PURPOSES, PLEASE CROSS OUT THE LAST TWO CERTIFICATIONS AND COMPLETE APPROPRIATE IRS DOCUMENTATION.)

   THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Signature and title of Owner                                 Date (MM/DD/YYYY)

--------------------------------------------------------------------------------

Signature and title of Joint Owner                           Date (MM/DD/YYYY)

--------------------------------------------------------------------------------

                                  [BAR CODE]                 Admin page 10 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
SECTION 7: GUARANTEED LIFETIME WITHDRAWAL BENEFIT SUPPLEMENTAL APPLICATION (GLWB RIDER)

.. The Benefit Base under the GLWB Rider ("the Rider") is established for the sole purpose of determining the Annual Benefit Payment ("ABP"). The Benefit Base is also the amount to which the Fee Rate is applied. The initial Benefit Base is equal to your initial Purchase Payment. Subsequent Purchase Payments will increase the Benefit Base. The Benefit Base may also increase by the Rollup Rate and/or Automatic Step-Ups. The Benefit Base and is not available as a lump sum for withdrawal, and the Rider does not establish or guarantee an Account Value or minimum return for any Subaccount.

.. You should carefully consider when to begin taking withdrawals under the Rider. If you begin taking withdrawals too soon, your Benefit Base may not be increased by the Rollup Rate. Also, if you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy).

.. Prior to the Lifetime Withdrawal Age, there is no ABP. Any withdrawal that occurs prior to the Lifetime Withdrawal Age will decrease the Benefit Base in the same proportion as the amount of the withdrawal (INCLUDING WITHDRAWAL CHARGES, IF ANY) divided by the Account Value prior to the withdrawal (A "PROPORTIONAL ADJUSTMENT").

.. After the Lifetime Withdrawal Age, the ABP is the maximum amount that may be withdrawn in the current Contract Year without triggering a Proportional Adjustment to the Benefit Base. Your ABP equals the applicable Withdrawal Rate multiplied by the Benefit Base.

.. A withdrawal that exceeds your ABP or causes the cumulative withdrawals in any Contract Year to exceed your ABP is an "Excess Withdrawal". The Benefit Base will be reduced by the Proportional Adjustment attributable to the Excess Withdrawal and any subsequent withdrawals in the Contract Year. The Benefit Base will be recalculated, and the ABP will be reduced to the new Benefit Base multiplied by the applicable Withdrawal Rate.

.. If a withdrawal is made that exceeds the Contract's annual Free Withdrawal
  Amount, a Withdrawal Charge may be assessed. If the withdrawal results in cumulative withdrawals for the current year to equal the ABP or equal less than the ABP, the Withdrawal Charge would not cause a Proportional Adjustment to the Benefit Base. The Withdrawal Charge would be deducted from the Account Value and the Benefit Base.

.. If your Account Value is reduced to zero and lifetime payments are to begin, the ABP will equal the applicable Lifetime Guarantee Rate multiplied by the Benefit Base. You will not receive guaranteed lifetime income if your Account Value is reduced to zero due to a withdrawal prior to the Lifetime Withdrawal Age or due to an Excess Withdrawal, as described in the prospectus.

.. While the Rider is in force, allocations of Purchase Payments and all transfers and reallocations of your Account Value are limited and must meet allocation requirements applicable to the Rider. If the Rider is terminated for any reason and the Contract remains in force, you will have access to the then-current funding choices (OTHER THAN THE FIXED ACCOUNT) for this variable annuity contract without the Rider. Your Account Value will be rebalanced on a quarterly basis based on your most recent Purchase Payment allocation among the Subaccounts or other accounts included by rider that complies with the allocation requirements applicable to the Rider.

.. Some of the required funding choices currently offered with this Rider include risk-managed choices from a market volatility perspective and may not be appropriate for clients with "conservative" or "aggressive" risk tolerances. Due to the risk-managed strategies employed by the investment managers, these risk-managed portfolios may not fully participate in market upswings, potentially impacting the opportunity to receive any Automatic Step-Ups of the Benefit Base; however, they are designed to mitigate losses in market downturns. There are no guarantees that the portfolios will achieve their investment objectives or that these strategies will perform as intended.

.. No changes to the classification of a Subaccount or other accounts included by rider will be made without the prior approval of the New York Department of Financial Services. See Purchase Payment Allocation section of the application for the classification of Subaccounts and other accounts included by rider.

                                  [BAR CODE]                 Admin Page 11 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

.. Any transfer request must result in an Account Value that meets the allocation requirements applicable to the Rider. Any transfer request will not cause your Purchase Payment allocation instructions to change unless a separate instruction is provided to us at the time of transfer.

.. If the Rider is in force, we may reject subsequent Purchase Payments by sending advance written Notice to you if any of the following changes occur regarding the same Rider available for new contract purchases: a change in the Fee Rate, a change in the Rollup Rate, a change in the Withdrawal Rate and/or Lifetime Guarantee Rate, or the Rider is no longer offered by us to new Owners. Restrictions on subsequent Purchase Payments will remain in effect until the Rider is terminated unless the Company provides advance written Notice to you otherwise.

.. The Rider Charge is equal to the Fee Rate of 1.20% multiplied by the Benefit
  Base on each Contract Anniversary. The Fee Rate may only be changed as a result of an Automatic Step-Up, up to a Maximum Fee Rate of 2.00%, provided that this rate will not exceed the rate currently applicable to the same rider available for new contract purchases at the time of Automatic Step-Up.

.. You may cancel the Rider during the Cancellation Window Period, which is the 30-day period following the 5th and 10th and later Contract Anniversaries. For cancellations taking place after the Guaranteed Principal Adjustment Eligibility Date, which is the 10th Contract Anniversary, a Guaranteed Principal Adjustment may be added to your Account Value. If cancelled, the Rider will terminate and the Rider Charge and allocation limitations applicable to the Subaccounts and other accounts included by rider will no longer apply.

.. The Rider will terminate upon the earliest of: (a) the date you make a withdrawal and your Account Value is reduced to zero; (b) the date there are insufficient funds to deduct the Rider Charge from your Account Value; (c) death of the Owner or Joint Owner (OR THE ANNUITANT IF THE OWNER IS A NON-NATURAL PERSON) unless continued under "Spousal Continuation"; (d) Death of the Owner after Spousal Continuation; (e) the date you annuitize any portion of your Account Value and begin Income Payments; (f) the effective date of the cancellation of the Rider; (g) upon a change in ownership (OR ASSIGNMENT) of the Contract except for certain changes as described in the prospectus; or (h) termination of the Contract to which this Rider is attached. If the Rider terminates (EXCEPT FOR CERTAIN CHANGES AS DESCRIBED IN THE PROSPECTUS), a pro rata portion of the Rider Charge will be assessed. After termination of the Rider, the Rider Charge will no longer be assessed.

.. For IRAs and other contracts subject to Section 401(a)(9) of the Internal
  Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements. These required minimum distributions may be greater than the Annual Benefit Payment ("ABP"). We will increase your ABP to equal your required minimum distribution amount for that year, if such amounts are greater than your ABP. If these required minimum distributions occur in Contract Years prior to the Rollup Rate Period End Date, this rider may have limited usefulness and may not be appropriate because your required minimum distribution will cause your Benefit Base to not be increased by the Rollup Rate. You should consider whether the benefit is appropriate for your circumstances. We encourage you to consult a tax advisor to discuss withdrawals related to this matter.

.. The Rider is not available for purchase by a beneficiary under a decedent's
  Non-Qualified Contract or IRA (OR WHERE OTHERWISE OFFERED, UNDER ANY OTHER CONTRACT WHICH IS BEING "STRETCHED" BY A BENEFICIARY AFTER THE DEATH OF THE OWNER OR AFTER THE DEATH OF THE ANNUITANT IN CERTAIN CASES).

By signing below I acknowledge that I have received the appropriate product prospectus and authorize the selection of the Guaranteed Lifetime Withdrawal Benefit Rider indicated above. I further acknowledge that I have read and understand the Guaranteed Lifetime Withdrawal Benefit Rider Supplemental Application provided above.

Signature and title of Contract Owner(s) (if applicable):      Date (MM/DD/YYYY)

--------------------------------------------------------------------------------
Signature of Joint Owner (if applicable)                       Date (MM/DD/YYYY)

--------------------------------------------------------------------------------

Note: If you are signing on behalf of another individual or entity, please indicate your title, position or status (E.G., TRUSTEE, ATTORNEY-IN-FACT, GUARDIAN, CONSERVATOR, EXECUTOR, ADMINISTRATOR) following your signature and call our Policy Service Office for additional document requirements.

                                  [BAR CODE]                 Admin page 12 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
SECTION 8: GUARANTEED WITHDRAWAL BENEFIT (GWB) RIDER SUPPLEMENTAL APPLICATION

.. While the GWB Rider is inforce, Purchase Payment allocations and all transfers, and reallocations of your Account Balance must be made to the available GWB Investment Divisions.
.. While this GWB Rider is inforce, any Purchase Payments made after 120 days from the effective date of the rider will be rejected, except as follows: We will permit you to make a subsequent Purchase Payment when either of the following conditions apply to your contract: (a) your Account Value is below the Minimum Account Value, shown on the Contract Schedule or (b) the GWB Rider charge is greater than your Account Value.
.. The initial Total Guaranteed Withdrawal Amount (TGWA) is equal to your initial
  Purchase Payment on the Effective Date and the initial Remaining Guaranteed Withdrawal Amount (RGWA) is equal to your initial TGWA, and both are subject to the contractual maximums. The TGWA and RGWA will be increased by the amount of each Purchase Payment made at the time each Purchase Payment is made. However, the TGWA and RGWA may not be increased above the Maximum Benefit Amount of $5,000,000.
.. The GWB Rider Charge is equal to the GWB Fee Rate of 0.90% multiplied by the
  TGWA on each Contract Anniversary. The GWB Fee Rate may only be changed as a result of an Automatic Step-Up, up to a Maximum GWB Fee Rate of 1.80%
.. The GWB Rider does not establish or guarantee an Account Balance or minimum return for any Investment Division. The TGWA and the Remaining Guaranteed Withdrawal Amount (RGWA) under the GWB Rider are established for the sole purpose of determining the minimum withdrawal benefit and are not available as a lump sum for withdrawal.
.. You should carefully consider when to begin taking withdrawals under the GWB
  Rider. If You begin taking withdrawals too soon, you could limit the amount you may withdraw each Contract Year under the GWB Rider, as the GWB Withdrawal Rate is determined by the timing of the first withdrawal under the GWB Rider.
.. You may cancel the GWB Rider during the GWB Cancellation Window Period which is the 30 day period following the 5th, 10th, and 15th and later Contract Anniversaries. For cancellations taking place after the Guaranteed Principal Adjustment Eligibility Date equal to the 15th Contract Anniversary, a Guaranteed Principal Adjustment may be added to Your Account Balance. If cancelled, the GWB Rider will terminate and the GWB Rider Charge and allocation limitations applicable to the GWB Investment Divisions will no longer apply.
.. The GWB Rider will terminate automatically upon: 1) the date you make a full withdrawal of your Account Balance if your withdrawal exceeds your Annual Benefit Payment (ABP); 2) the date there are insufficient funds to deduct the GWB Rider Charge from your Account Balance if your withdrawal exceeds your Annual Benefit Payment (ABP); 2) the date there are insufficient funds to deduct the GWB Rider Charge from your Account Balance if your withdrawal exceeds your ABP; 3) the death of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), unless the contract is continued under the spousal continuation provisions of the Contract and the surviving spouse's attained age is less than Age 81; 4) the date You annuitize your Contract; 5) the effective date of the cancellation of the Rider; 6) change of the Owner, Joint Owner (or the Annuitant if the Owner is a non-natural owner) subject to our administrative procedures; 7) the termination of the Contract to which this Rider is attached. If the GWB Rider terminates (except for a termination due to death or cancellation), a one-time pro rata portion of the GWB Rider Charge will apply. If the GWB Rider terminates due to death or cancellation, the GWB Rider Charge will no longer apply.
.. If the oldest Contract Owner is age 75 or younger at Issue, the contract has been in-force for 3 or more years, and your request is received by the contract anniversary prior to the oldest Owner's 81st birthday, You may request that the GWB Withdrawal Rate be increased under the GWB Payment Enhancement Rider. The GWB Withdrawal Rate can be increased by the Payment Enhancement Rate if you are confined to a Nursing Home and certain other qualifying conditions as set forth in the GWB Payment Enhancement Rider are met. If the request to increase the GWB Withdrawal Rate meets the qualifying conditions as set forth in the GWB Payment Enhancement Rider, the ABP for the current Contract Year is then recalculated to equal the greater of the GWB Withdrawal Rate multiplied by the Payment Enhancement Rate, multiplied by the TGWA; or the ABP prior to the request. The increased ABP can be withdrawn on a dollar-for-dollar basis.

                                  [BAR CODE]                 Admin page 13 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

.. A withdrawal in any Contract Year that exceeds Your ABP may reduce the total payments that the GWB Rider guarantees that You or Your Beneficiary will receive, and will result in a proportional reduction rather than a dollar-for-dollar reduction, and the TGWA and RGWA will be reduced in the same proportion that the withdrawal reduces the Account Value. The reduction may be significant, particularly when the Account Value is lower than the TGWA and RGWA. The TGWA will be recalculated and the ABP will be reduced to the new TWGA multiplied by the applicable GWB Withdrawal Rate.
.. If a withdrawal is made that exceeds the Contract's annual Free Withdrawal
  Amount, a Withdrawal Charge may be assessed. If the withdrawal results in cumulative withdrawals for the current year equal to or less than the ABP, the Withdrawal Charge would not cause a proportional reduction to the TGWA or RGWA. The Withdrawal Charge would be deducted from the Account Balance and RGWA.
.. For IRAs and other contracts subject to Section 401(a)(9) of the Internal
  Revenue Code, You may be required to take withdrawals to fulfill minimum distribution requirements. These required distributions may be larger than the ABP. We will increase Your ABP to equal Your required minimum distribution amount for that year, if such amounts are greater than Your ABP. This rider may have limited usefulness in connection with contracts funding tax-qualified programs because partial withdrawals made to satisfy the minimum distribution rules may reduce your RGWA more rapidly than it otherwise would have occurred. You should consider whether the benefit is appropriate for your circumstances. We encourage You to consult a tax advisor to discuss withdrawals related to this matter.

By signing below I acknowledge that I have received the appropriate product prospectus and authorize the selection of the GWB Rider indicated in the application. I further acknowledge that I read and understand the GWB Rider Supplemental Application provided above.

Signature and title of Contract Owner(s) (IF APPLICABLE)       Date (MM/DD/YYYY)

--------------------------------------------------------------------------------

Signature of Joint Owner (IF APPLICABLE)                       Date (MM/DD/YYYY)

--------------------------------------------------------------------------------

NOTE: IF YOU ARE SIGNING ON BEHALF OF ANOTHER INDIVIDUAL OR ENTITY, PLEASE INDICATE YOUR TITLE, POSITION OR STATUS (E.G., TRUSTEE, ATTORNEY-IN-FACT, GUARDIAN, CONSERVATOR, EXECUTOR, ADMINISTRATOR) FOLLOWING YOUR SIGNATURE AND CALL OUR POLICY SERVICE OFFICE FOR ADDITIONAL DOCUMENT REQUIREMENTS

                                  [BAR CODE]                 Admin page 14 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
SECTION 9: SUITABILITY CONSIDERATIONS

.. General Instructions: To help you determine which suitability considerations you must respond to (IF ANY), check all boxes below that apply to your customer's contract, then proceed to any referenced questions and provide your response.
.. USE QUESTION 17 TO ADDRESS ANY OTHER APPLICABLE SUITABILITY CONSIDERATIONS
  THAT ARE NOT COVERED IN QUESTIONS 1 - 16, INCLUDING THOSE IN THE DEFERRED ANNUITY SUITABILITY REFERENCE GUIDE.
.. Please ensure that your responses are accurate and comprehensive, as inaccurate or insufficient responses may cause delay and/or rejection of this transaction. You may add extra pages if necessary.
.. For additional information, please refer to the Deferred Annuity Suitability
  Reference Guide and/or the product prospectus.

CLIENTS OF ALL AGES
SUITABILITY CONSIDERATION:                                                                                     RESPOND TO:
--------------------------                                                                                     -----------
 [_] Purpose of Contract is Estate Planning                                                                    Question 1
 [_] Client is Unemployed and Annual Income > $10,000 OR
 [_] Client is Retired and Income greater than 20% of liquid net worth AND Annual expenses are                 Question 2
     greater than 10% of liquid net worth
 [_] Withdrawal Time Horizon is 9 years or Less                                                                Question 3
 [_] Withdrawal Age under 59 1/2                                                                               Question 3
 [_] Asset Allocation Questionnaire Risk Tolerance does not match Risk Tolerance for this Contract             Question 4
 [_] 100% of Assets allocated to Fixed Account/Money Market                                                    Question 5
 [_] GLWB or GWB Rider is selected and Purpose is Estate Planning or Wealth Accumulation, or Risk
     Tolerance is Conservative                                                                                 Question 6
 [_] Proposed Product is a C or L (or similar) Annuity Class                                                   Question 7
 [_] Deposit is greater than 25% of Liquid Net Worth AND
     [_] The customer's age is 0 to 55, excluding any qualified transfers/rollovers and replacement cases OR
     [_] The customer's age is 56 to 64 OR                                                                     Question 8
     [_] The customer is 65 or Older, and the source is not a replacement or a mutual fund
 [_] Amount of Current Holdings in Annuities and Total Purchase Payment of new contract is greater
     than or equal to 80% of Liquid Net Worth                                                                  Question 9
 [_] Annual Expenses are greater than or equal to 85% of Annual Income                                         Question 10
     Special Expense Amount is greater than or equal to 10% of Purchase Payment Amount AND Time
 [_] Frame for Special Expenses to occur during contract surrender period. AND Liquid Net Worth minus          Question 11
     Purchase Payment Amount less than or equal to Special Expense Amount.

CLIENTS 65 OR OLDER
SUITABILITY CONSIDERATION:                                                                                     RESPOND TO:
--------------------------                                                                                     -----------
 [_] Purpose is Wealth Accumulation or Retirement Planning                                                     Question 12
 [_] Age is 70 or Older                                                                                        Question 13
 [_] Age is 70 or Older and Optional Death Benefit is selected                                                 Question 14
 [_] Age is 70 or Older and GWB Rider is selected                                                              Question 15
 [_] Age is 70 or Older and GLWB rider is selected                                                             Question 16

                                  [BAR CODE]                 Admin page 15 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

1. PURPOSE OF CONTRACT IS ESTATE PLANNING

(a) Explain how the annuity product and riders selected help meet the customer's purpose of Estate Planning.
(b) If a Death Benefit rider has been selected, explain how the rider supports a purpose of Estate Planning.
(c) Given the customer's Estate Planning purpose, please explain any apparent contradictions if:
    . Any income riders have been selected.
    . If the customer expressed an interest in withdrawals/systematic withdrawals in the near future.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

2. CLIENT IS UNEMPLOYED AND ANNUAL INCOME > $10,000 OR
   CLIENT IS RETIRED AND INCOME GREATER THAN 20% OF LIQUID NET WORTH AND ANNUAL EXPENSES ARE GREATER THAN 10% OF LIQUID NET WORTH
   Owner(s) are unemployed or retired and list a significant annual income. Please detail each source and amount of this income.

(a) Earned Income and Wages $_____________
(b) Pension (E.G., DEFINED BENEFIT) Social Security $_____________
(c) Other Retirement Income (E.G., DEFERRED COMPENSATION, IRA WITHDRAWALS) $_____________
(d) Supplemental Withdrawals from Other Assets $_____________
(e) Spouse's Income $_____________
(f) Passive Income Sources (RENTAL INCOME, TRUST INCOME, OTHER PORTFOLIO INCOME) $_____________
(g) Other (SPECIFY) _____________ $_____________

3. WITHDRAWAL TIME HORIZON IS 9 YEARS OR LESS OR WITHDRAWAL AGE UNDER 59 1/2

   Explain why this annuity product is appropriate for the customer given surrender charge implications when more than 10% is withdrawn during the surrender charge period. If the customer plans to withdraw prior to age 59 1/2, specify how tax implications will be addressed.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

4. ASSET ALLOCATION QUESTIONNAIRE RISK TOLERANCE DOES NOT MATCH RISK TOLERANCE FOR THIS CONTRACT
   Explain the inconsistency between the customer's overall risk tolerance and the risk tolerance for this contract.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                  [BAR CODE]                 Admin page 16 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

5. 100% OF ASSETS ALLOCATED TO FIXED ACCOUNT/MONEY MARKET

   Explain why this allocation is appropriate for the customer. If a Fixed Product is available to the customer, explain why a Fixed Product is not a better alternative.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

6. GLWB OR GWB RIDER IS SELECTED AND PURPOSE IS ESTATE PLANNING OR WEALTH ACCUMULATION OR RISK TOLERANCE IS CONSERVATIVE

(a) The GLWB and GWB riders are intended for income. Explain how these living benefit riders are beneficial for the customer given the customer's stated purpose of Estate Planning or Wealth Accumulation and explain the apparent contradictions.

(b) If the customer's risk tolerance is Conservative, explain how the rider is appropriate given that the rider generally helps protect against downward swings in the securities market. How does the potentially limited protection/benefit of the rider outweigh the cost?

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                  [BAR CODE]                 Admin page 17 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

7. PROPOSED PRODUCT IS A C OR L (OR SIMILAR) ANNUITY CLASS

   Explain why the customer elected a C or L annuity class rather than the standard class (TYPICALLY B CLASS). Does the customer understand that generally, while C and L class annuities have shorter surrender charge periods than standard annuity classes, C or L class annuities have higher annual fees that result in significantly lower contract values than standard annuity classes when held long term?

   Please include in your response an explanation to the following, where applicable:

   . IF AGE IS UNDER 56 (L CLASS) OR UNDER 59 (C CLASS) OR

   . IF AGE IS 55 OR OLDER (L CLASS) OR OVER 58 (C CLASS) AND PURPOSE IS ESTATE
     PLANNING OR WEALTH

   ACCUMULATION

   How is the C or L class (WITH HIGHER ANNUAL FEES) more appropriate than the B class for customers who might not require C or L class withdrawal provisions, including customers not likely to take withdrawals during the first few years due to potential withdrawal tax penalties or a desire to use the annuity over a long period of time to accumulate wealth or for estate planning?

   . IF A LIVING BENEFIT RIDER* WAS ELECTED

   How is the rider appropriate given the C or L class product? Address the customer's time horizon, need for the rider, when they intend to begin taking withdrawals and for how much. Also confirm that the customer understands there are other classes of annuities available at lower costs and address why one of those classes was not elected given the longer holding period required to optimize the advantages of the living benefit rider.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

* Living Benefit Riders include: Guaranteed Withdrawal Benefit (GWB, ALL VARIATIONS) and Guaranteed Lifetime Withdrawal Benefit (GLWB).

8. DEPOSIT IS GREATER THAN 25% OF LIQUID NET WORTH AND
   THE CUSTOMER'S AGE IS 0 TO 55, EXCLUDING ANY QUALIFIED TRANSFERS/ROLLOVERS AND REPLACEMENT CASES OR
   THE CUSTOMER'S AGE IS 56 TO 64 OR
   THE CUSTOMER IS 65 OR OLDER, AND THE SOURCE IS NOT A REPLACEMENT OR A MUTUAL FUND
   Given that the planned contribution is a large percentage of the customer's Liquid Net Worth and may be subject to withdrawal charges and tax penalties for certain withdrawals, explain any liquidity issues associated with placing these funds into the new contract. Specify all sources of income and amounts outside of this annuity that are available to meet their current and emergency needs.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                  [BAR CODE]                 Admin page 18 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

9. AMOUNT OF CURRENT HOLDINGS IN ANNUITIES AND TOTAL PURCHASE PAYMENT OF NEW CONTRACT IS GREATER THAN OR EQUAL TO 80% OF LIQUID NET WORTH
    Including this purchase, the client's total annuity holdings will comprise a significant proportion of their liquid net worth. Please explain why this purchase is appropriate considering any liquidity considerations, as well as the client's total annuity holdings from a concentration perspective.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

10. ANNUAL EXPENSES ARE GREATER THAN OR EQUAL TO 85% OF ANNUAL INCOME
    The client's annual expenses comprise a significant percentage of the client's income. Please address any liquidity issues associated with placing these funds into the new contract with a new withdrawal charge schedule and any tax implications. The client may be subject to withdrawal charges or tax penalties if a withdrawal is made from the annuity contract. Please address whether the client has sufficient income/ savings outside of the funds being placed into the annuity contract to meet any current or emergency needs. Please indicate each source and amount of this income and savings.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

11. SPECIAL EXPENSE AMOUNT IS GREATER THAN OR EQUAL TO 10% OF PURCHASE PAYMENT AMOUNT AND TIME FRAME FOR SPECIAL EXPENSES TO OCCUR DURING CONTRACT SURRENDER PERIOD AND LIQUID NET WORTH MINUS PURCHASE PAYMENT AMOUNT IS LESS THAN OR EQUAL TO SPECIAL EXPENSE AMOUNT
    The client's special expenses comprise a significant percentage of the initial contract amount. Please address any liquidity issues associated with placing these funds into the new contract with a new withdrawal charge schedule and any tax implications. The client may be subject to withdrawal charges and/or tax penalties if a withdrawal is made from the annuity contract. Please address whether the client has sufficient income/savings outside of the funds being placed into the annuity contract to meet any current or emergency expenses, as well as any anticipated special expenses considering the time period in which these expenses are anticipated to take place. Please identify each source and amount of this income and savings.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

12. AGE IS 65 OR OLDER AND PURPOSE IS WEALTH ACCUMULATION OR RETIREMENT PLANNING

(a) Explain why the customer, given their age, has chosen an annuity product to meet the purpose of Wealth Accumulation or Retirement Planning.

(b) Specify why the customer is still saving funds for the long-term given their age. Specify all sources of income and amounts outside of this annuity that are available to meet their current and emergency needs.

(c) If any Death Benefit rider has been selected, explain any apparent contradiction with the stated purpose of the contract.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                  [BAR CODE]                 Admin page 19 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

13. AGE IS 70 OR OLDER
(a) Explain how this annuity product is suitable for the customer given their age.

(b) Address whether the customer has sufficient income or other liquid funds outside of this investment to not require withdrawals from this contract during the surrender period that would exceed the Free Corridor amount. Specify all sources of income and amounts outside of this annuity that are available to meet their current and emergency needs.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

14. AGE IS 70 OR OLDER AND OPTIONAL DEATH BENEFIT IS SELECTED

    Explain how this rider is appropriate for the customer given their age. Explain how the cost of this rider is reasonable given their age, and their expectations on market performance and the amount of income/withdrawals to be taken by the customer.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

15. AGE IS 70 OR OLDER AND GWB IS SELECTED

(a) Explain how this rider is appropriate for the customer given their age and detail how the rider meets the customer's income needs.

(b) Does the customer understand that the full withdrawal benefit may NOT be achieved for a specified period of time as outlined in the prospectus?

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

16. AGE IS 70 OR OLDER AND GLWB RIDER IS SELECTED

Explain how the election of the GLWB rider is appropriate for the customer given his/her age. Consider in your analysis such issues as the cost of the benefit, the amount of income/withdrawals to be taken by the customer, and whether alternate income vehicles such as SPIAs were considered.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

17. PLEASE USE THE LINES BELOW TO EXPLAIN ANY OTHER APPLICABLE SUITABILITY CONSIDERATIONS, INCLUDING THOSE IN THE DEFERRED ANNUITY SUITABILITY REFERENCE GUIDE, OR OTHERWISE, WHICH HAVE NOT BEEN ADDRESSED IN THE QUESTIONS ABOVE.

RESPONSE: ______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                  [BAR CODE]                 Admin page 20 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

--------------------------------------------------------------------------------
SECTION 10: PRODUCER(S) AND MANAGER'S REQUIRED INFORMATION

CERTIFICATION OF OWNER IDENTITY:

[_] I certify that I personally met with the Owner(s)/legal representative(s) of the trust and reviewed the appropriate identification documents. I certify that, to the best of my knowledge, the identification information provided by the Owner(s)/legal representative(s) of the trust is accurate.
[_] I did not meet in person with the Owner(s)/legal representative(s) of the trust or I was otherwise unable to personally review the identification documents of the Owner(s)/legal representative(s). I certify that, to the best of my knowledge, the identification information provided by the Owner(s)/legal representative(s) of the trust, either by mail or by phone, is accurate.

STATEMENT OF PRODUCER:
.. All answers are correct to the best of my knowledge.
.. The questions answered by the customer(s) were accurately recorded.
.. I hereby certify that I have provided the Owner(s) with the documents and disclosure forms checked "Yes" in "SECTION 6: Proposed Owner certification and signatures"
.. The customer has been informed of various features of the variable annuity, including, but not limited to, the potential surrender period and surrender charges, potential tax penalties for selling or redeeming before reaching the age of 59 1/2, mortality and expense fees, investment division money manager fees, potential charges for and features of riders, the insurance and investment components, and market risk.
.. The information provided in "SECTION 9: Suitability considerations" and in the Producer Rationale field of "SECTION 6: Proposed Owner certification and signatures" is accurate and addresses each question asked.
.. I have reviewed the financial situation of the Proposed Owner as disclosed and believe that a variable annuity contract would be suitable for this Proposed Owner and that he/she would benefit from certain features, such as tax-deferred growth, annuitization, or a death or living benefit.
.. I believe that this transaction as a whole, including the underlying investment divisions selected, the riders and similar enhancements, if any, are suitable for this Proposed Owner based on the information he/she has disclosed.
.. I am properly FINRA registered and licensed in the state where the Proposed
  Owner signed this application.

Signature of Producer                                          Date (MM/DD/YYYY)

--------------------------------------------------------------------------------

WRITING PRODUCER
.. Once the application is signed, agent change requests cannot be made until the contract is issued.

   DAI #      Sales Office #         Producer Name (PRINT)          Commission %
--------------------------------------------------------------------------------
                                                                               %

NON-WRITING PRODUCER(S)

   DAI #      Sales Office #         Producer Name (PRINT)          Commission %
--------------------------------------------------------------------------------
                                                                               %
                                                                               %

COMMISSION CHOICE:
.. If no selection is made, default will be Heaped.
.. Once the application is signed, commission change requests cannot be made.
[_] Heaped (OPTION EXCLUDED FOR C CLASS)   [_] Semi-Levelized

                                  [BAR CODE]                 Admin page 21 of 21
MPP-ADMIN-NY (11/15)                                           MPP-NY (05/16) Fs

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.